Prepayments, receivables and other current assets, net and other non-current assets, net - Current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments, receivables and other current assets, net and other non-current assets net
Loans receivable, net	¥ 8,679,730		¥ 5,338,627
Short-term debt investments	1,064,663		582,510
Deductible VAT-input	1,023,024		1,533,722
Rental deposits and other deposits, net	775,829		424,492
Advances to employees and others	715,138		684,095
Prepaid income tax	381,488		92,250
Contingent consideration assets	239,557
Others, net	975,396		865,194
Total	14,253,275	$ 2,007,532	10,114,089
Employees [Member]
Prepayments, receivables and other current assets, net and other non-current assets net
Prepayments for promotion and advertising expenses and other operating expenses	¥ 398,450		¥ 593,199